Income taxes	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income taxes	Income taxes
The Company’s operations are conducted by its foreign subsidiaries in Latin America and the Caribbean. The foreign subsidiaries are incorporated under the laws of their respective countries and as such the Company is taxed in such foreign countries.

Statutory tax rates in the countries in which the Company operates for fiscal years 2021, 2020 and 2019 were as follows:

	2021	2020	2019
Puerto Rico	18.5%	18.5%	18.5%
Curacao	22.0%	22.0%	22.0%
USVI	22.5%	22.5%	22.5%
Aruba, Ecuador, Panama, Uruguay and Netherlands	25.0%	25.0%	25.0%
Chile	27.0%	27.0%	27.0%
Martinique, French Guyana and Guadeloupe	22.5%	28.0%	31.0%
Peru	29.5%	29.5%	29.5%
Trinidad and Tobago	30.0%	30.0%	25.0%
Costa Rica and Mexico	30.0%	30.0%	30.0%
Colombia	31.0%	32.0%	33.0%
Brazil and Venezuela	34.0%	34.0%	34.0%
Argentina	35.0%	30.0%	30.0%

Income tax expense for fiscal years 2021, 2020 and 2019 consisted of the following:

	2021	2020	2019
Current income tax expense	$47,999	$17,061	$46,811
Deferred income tax (income) expense	(16,066)	471	(7,974)
Income tax expense	$31,933	$17,532	$38,837

    Income tax expense for fiscal years 2021, 2020 and 2019, differed from the amounts computed by applying the Company’s weighted-average statutory income tax rate to pre-tax income (loss) as a result of the following:

	2021	2020	2019
Pre-tax income (loss)	$77,786	$(131,854)	$118,953
Weighted-average statutory income tax rate (i)	41.4%	22.9%	36.6%
Income tax expense (benefit) at weighted-average statutory tax rate on pre-tax income (loss)	32,230	(30,226)	43,488
Permanent differences:
Change in valuation allowance (ii)	(26,865)	2,958	(24,864)
Expiration and changes in tax loss carryforwards	144	13,820	17,799
Venezuelan remeasurement and inflationary impacts (iii)	577	1,682	1,743
Non-taxable income and non-deductible expenses	19,655	19,565	7,545
Tax benefits	(152)	(1,701)	(9,667)
Income taxes withholdings on intercompany transactions (iv)	6,572	6,515	5,005
Differences including exchange rate, inflation adjustment and filing differences	(6,985)	(789)	(5,291)
Alternative Taxes	1,461	2,054	658
Others (v)	5,296	3,654	2,421
Income tax expense	$31,933	$17,532	$38,837
(i)Weighted-average statutory income tax rate is calculated based on the aggregated amount of the income before taxes by country multiplied by the prevailing statutory income tax rate, divided by the consolidated income before taxes.
(ii)Comprises net changes in valuation allowances for the year, mainly related to net operating losses.
(iii)Comprises changes in valuation allowance during 2021, 2020 and 2019 for $9,723, $43,249 and $983, respectively.
(iv)Comprises income tax withheld on the payment of interest on intercompany loans.
(v)Mainly comprises income tax effects over intercompany transactions which are eliminated for consolidation purposes.

The tax effects of temporary differences and carryforwards that comprise significant portions of deferred tax assets and liabilities as of December 31, 2021 and 2020 are presented below:

	2021	2020
Tax loss carryforwards (i)	$140,106	$186,781
Purchase price allocation adjustment	11,305	12,247
Property and equipment, tax inflation	39,691	38,205
Tax Inflation adjustment	(6,671)	(7,125)
Other accrued payroll and other liabilities	25,340	29,622
Share-based compensation	1,623	1,719
Provision for contingencies, bad debts and obsolescence	9,557	4,621
Other deferred tax assets (ii)	91,974	75,121
Other deferred tax liabilities (iii)	(55,253)	(47,593)
Property and equipment - difference in depreciation rates	(10,801)	(7,902)
Valuation allowance (iv)	(186,239)	(235,196)
Net deferred tax asset	$60,632	$50,500

(i)As of December 31, 2021, the Company and its subsidiaries have accumulated net operating losses amounting to $495,782. The Company has net operating losses amounting to $164,301, expiring between 2022 and 2026. In addition, the Company has net operating losses amounting to $88,005 expiring after 2026 and net operating losses amounting to $243,476 that do not expire. Changes in tax loss carryforwards for the year relate to uses of NOLs.
(ii)Other deferred tax assets reflect the net tax effects of temporary differences between the carrying amounts of assets for financial reporting purposes (accounting base) and the amounts used for income tax purposes (tax base). For the fiscal year ended December 31, 2021, this item includes: difference in depreciation of leases (related to differences between ASC842 and local tax regulation) for $63,526 in Brazil and provision for regular expenses for $13,055 in Brazil, Colombia, Mexico and Panama. For the fiscal year ended December 31, 2020 this item includes: difference in depreciation of leases (related to differences between ASC842 and local tax regulation) for $51,772 in Brazil and provision for regular expenses for $10,098, in Brazil, Colombia and Argentina.
(iii)Primarily related to leases contracts (related to differences between ASC842 and local tax regulation).
(iv)In assessing the realization of deferred income tax assets, the Company considers whether it is more likely than not that some portion or all of the deferred income tax assets will not be realized.

The total amount of $60,632 for the year ended December 31, 2021, is presented in the consolidated balance sheet as non-current asset and non-current liability amounting to $67,802 and $7,170, respectively.
The total amount of $50,500 for the year ended December 31, 2020, is presented in the consolidated balance sheet as non-current asset and non-current liability amounting to $55,567 and $5,067, respectively.

Deferred income taxes have not been recorded for temporary differences related to investments in certain foreign subsidiaries. These temporary differences, comprise undistributed earnings considered permanently invested in subsidiaries amounted to $210,825 at December 31, 2021. Determination of the deferred income tax liability on these unremitted earnings is not practicable because such liability, if any, is dependent on circumstances existing if and when remittance occurs.

As of December 31, 2021, and 2020, the Company has not identified unrecognized tax benefits that would favorably affect the effective tax rate if resolved in the Company’s favor.

The Company account for uncertain tax positions by determining the minimum recognition threshold that a tax position is required to meet before being recognized in the financial statements. This determination requires the use of significant judgment in evaluating the tax positions and assessing the timing and amounts of deductible and taxable items. The Company is regularly under audit in multiple tax jurisdictions and is currently under examination in several jurisdictions. The Company is generally no longer subject to income tax examinations by tax authorities for years prior to 2015.

As of December 31, 2021, there are certain matters related to the interpretation of income tax laws which could be challenged by tax authorities in an amount of $177 million, related to assessments for the fiscal years 2009 to 2016. No formal claim has been made for fiscal years within the statute of limitation by Tax authorities in any of the mentioned matters, however those years are still subject to audit and claims may be asserted in the future.

It is reasonably possible that, as a result of audit progression within the next 12 months, there may be new information that causes the Company to reassess the tax positions because the outcome of tax audits cannot be predicted with certainty. While the Company cannot estimate the impact that new information may have on their unrecognized tax benefit balance, it believes that the liabilities recorded are appropriate and adequate as determined under ASC 740.